For Growth of Capital

Social Awareness Fund

(photo of illustration from
For Growth of Capital Brochure)

service and guidance

professional management

goals

1999
Semi-Annual
Report

DELAWARE(SM)
INVESTMENTS
--------------------
Philadelphia o London

(various photos demonstrating
service and guidance, professional
management and goals)

professional management

professional management

More Than 70 Years
of investment experience has taught us that disciplined strategies and prudent risk management are a sound approach to any market environment.

goals

goals

Whatever Your Goals,
the years ahead will be shaped by choices you make today. Delaware offers many options that can be an appropriate part of a sound investment plan.

service and guidance

service and guidance

Delaware Believes That The Guidance
of a professional financial adviser is vital to your long-term success. We are committed to providing you and your adviser with the highest quality information and service.

June 3, 1999                                                         for growth
                                                                     of capital
                                                                          1

Dear Shareholder:

The U.S. stock market has provided considerable capital appreciation since November. Social Awareness Fund capitalized on a fortuitous environment and provided a total return of +8.61% (A Class shares at net asset value with distributions reinvested) for the six months ended May 31, 1999.

   An intersection of robust growth, low inflation, low interest rates and low unemployment propelled stock prices higher.

   Your Fund's subadviser, Vantage Investment Advisors of New York combines a socially responsible selection process with computer-driven, quantitative stock selection. Vantage's quantitative techniques are an essential part of Social Awareness Fund's disciplined investment strategy - an approach that strives to emphasize stocks with both growth and value characteristics. By combining growth and value investing into one comprehensive strategy we believe your Fund can seek attractively priced stocks with favorable long-term earnings prospects.

   At the start of fiscal 1999 in December, we had concerns about inflation in the U.S. and the effects of economic crises in Russia, Japan and Latin America. Remarkably, consumer spending and corporate investment has remained high. Low inflation enabled the Federal Reserve Board to keep its interest rates low throughout the six-month period. We are optimistic about the state of the domestic equity market in the

Cumulative Total Return
--------------------------------------------------------------------------------
For Periods Ended May 31, 1999
                                                  Six Months     One Year
--------------------------------------------------------------------------------
Social Awareness Fund A Class                       +8.61%         +4.79%
--------------------------------------------------------------------------------
Standard & Poor's 500 Index                        +12.62%        +21.04%
Domini Social 400 Index                            +12.78%        +23.86%
Lipper Growth Fund Average (1,047 Funds)           +13.66%        +16.22%
--------------------------------------------------------------------------------

Fund and Lipper performance quoted above is based on net asset value without the effect of sales charges. The S&P 500 Index is an unmanaged composite of large company stocks.

The Domini Social 400 Index is an unmanaged benchmark of 400 U.S. corporations that pass multiple, broad-based social screens set by Kinder, Lyndenberg, Domini & Co., an investment research firm in Cambridge, MA. SEC-mandated performance and fee waiver information for all share classes can be found on page 8. Past performance does not guarantee future results. You cannot directly invest in an index.

for growth
of capital
    2

second half of fiscal 1999, as well as the positioning of your Social Awareness Fund.

    On the following pages your Fund's manager, T. Scott Wittman, President and Chief Investment Officer at Vantage Investment Advisors, explains Social Awareness Fund's strategy in detail and provides his outlook for the remainder of the 1999 fiscal year.

    In closing, we thank you for choosing to make our socially conscious, technology-based investment strategy part of your investment portfolio.

Sincerely,


/s/ Wayne A. Stork

Wayne A. Stork
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes

David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds


We are optimistic about the state of the domestic equity market in the second half of fiscal 1999, as well as the posistioning of your Social Awareness Fund


TOP TEN HOLDINGS
--------------------------------------------------------------------------------
May 31, 1999

Social Awareness Fund          Percentage of Net Assets  Price to Earnings Ratio
--------------------------------------------------------------------------------
Microsoft                              3.8%                    64.8x
Bell South Corp.                       2.2%                    27.8x
AT&T Corp.                             2.0%                    26.3x
EMC Corp.                              1.9%                    61.6x
Dell Computer Corp.                    1.9%                    60.4x
Amgen Inc.                             1.7%                    36.5x
Chase Manhattan Corp.                  1.5%                    15.5x
MCI Worldcom Inc.                      1.5%                    83.9x
Cisco Systems Inc.                     1.4%                    77.9x
Computer Associates Intl Inc.          1.4%                    20.3x


Price to earnings ratios are based on trailing earnings for the six months ended May 31, 1999.

                                                                      for growth
                                                                      of capital
                                                                          3

Portfolio Manager's Review

By T. Scott Wittman                       Christopher P. Harvey
President, Senior Portfolio Manager       Assistant Vice President
Vantage Investment Advisors, Inc.         Vantage Investment Advisors, Inc.

Enrique Chang
Senior Vice President/
Chief Investment Officer
Vantage Investment Advisors, Inc.

June 3, 1999

Overview

The Dow Jones Industrial Average closed above both the 10,000 and 11,000 marks for the first time during the first six months of our fiscal year. While many on Wall Street heralded these milestones, it is important to recognize that many individual stocks did not share in the superior gains reported for the major indexes. The Dow was up 15.59% and the S&P 500 Index was up 12.62% for the period between November 30, 1998 and May 31, 1999. The success of these indexes was driven by stocks of some very large, highly-successful companies while medium size and smaller stocks have remained on the sidelines.
   The Dow's record and even that of the S&P 500 are indicative only of the success of larger stocks, not the market as a whole.
   Some investors have taken record highs as a signal that the market is overvalued and it is time to sell. Our strategy is to examine economic fundamentals and valuations to determine whether the market is fairly valued, overvalued or undervalued.

Investment Strategy
Social Awareness Fund's stock picking technique evaluates some 1,200 mid and large cap U.S. stocks every business day. Companies are first examined to see whether they meet your Fund's socially responsible parameters.
   Social Awareness Fund avoids companies that:
o Pollute the environment;
o Produce nuclear power, design or construct nuclear power plants or manufacture equipment for the production of nuclear power;
o Make military weapons;
o Conduct animal testing for cosmetics or personal care products;
o Make alcoholic beverages or tobacco products; or
o Are involved in the gambling industry.
During the first half of the 1999 fiscal year, approximately 800 companies met

Social
Awareness
Fund's stock
picking
technique
evaluates some
1,200 mid and
large cap U.S.
stocks every
business day.

for growth
of capital
   4

our social screens. We then employed Vantage's proprietary computer software, which allows us to evaluate the companies on a quantitative basis every business day.
   We evaluate raw data from each company including the price/earnings ratio of its stock, earnings estimates from many Wall Street analysts and the amount of profit paid out as dividends each year. Each stock is then compared and ranked against all other stocks in its industry sector. If a stock has growth and value characteristics, it is a prime candidate for Social Awareness Fund's investment portfolio.
   This computer analysis leads to:
o Stocks with a low price/earnings - stocks whose share price is low in relation to its earnings per share; and
o Companies whose earnings growth rates are accelerating and/or whose earnings results have risen above previous estimates.

Strategic Positioning

The Continued Dominance of
Super Caps
We reported in this Fund's annual report in January, that our avoidance of "supercap" stocks - very large company stocks with relatively high price/earnings ratios - had affected the Fund's performance. In the first half of fiscal 1999 supercaps led the stock market just as they did throughout 1998. And, we continued to shun most supercap stocks because they failed to rate highly, according to our growth and value investment parameters. Also, some supercap companies, such as General Electric and Exxon, do not meet our socially responsible investment criteria.
   Our selection process led us instead to large and mid-cap stocks that appeared to have long-term growth potential but could be bought at reasonable share prices.

Robust Growth in the
Retail Sector
In the first half of fiscal 1999, we had a higher investment concentration in the retail sector than the S&P 500 Index, in part because many retail companies offer attractive growth opportunities and consistently meet our socially responsible criteria.
   We were again pleased with our holdings of the Gap. Shares of the San Francisco based company enjoyed strong price appreciation due to robust retail store sales. In addition, Gap opened 291 new stores during 1998 alone. Our computer analysis ranks the company favorably compared to other retail companies, not surprising given the retail chain's sales growth and expansion plans.

BUILDING A LONG-TERM PORTFOLIO
--------------------------------------------------------------------------------
The Efficiency of Quantitative Investing

                        Universe of 1,200 mid and large
                            capitalization companies

                          800 stocks that meet social
                            responsibility criteria

                                Computer-driven
                             quantitative analysis

                           Ranking of stocks based on
                                both growth and
                             value characteristics

                              129 stocks selected
                               for the portfolio*

*As of May 31, 1999. The number of stocks selected will fluctuate.

                                                                      for growth
                                                                      of capital
                                                                           5

Volatility in the
Financial Sector
Just over 23% of your Fund's net assets were allocated to financial stocks - the largest sector as of May 31, 1999. Financial stocks have historically been the Fund's largest sector because investment companies and banks are likely to pass our social screens as well as offer strong growth prospects.
   Some of our investments in the financial sector recovered after stumbling in 1998, particularly Citigroup. Citigroup, the New York based financial company, was originally formed by a merger between Travelers and Citicorp in the spring of 1998 - creating the world's largest financial services company.
   Many investors became concerned that Citigroup's behemoth size would present certain operational difficulties and the company's share price dropped to a low of $19 on October 8. Citigroup stock rebounded in the second quarter of 1999, hitting a 52-week high of $513/4 on April 29, 1999. Citigroup stock remains attractive based on our criteria. We think that the recent recovery of the stock price supports our conclusion that the company will eventually benefit from economies of scale.

Opportunities in Technology
and Healthcare
Bolstering your Fund's performance during the first half of fiscal 1999 were our holdings in technology and healthcare stocks. We were pleased with the performance of Apple Computer through the first half of fiscal 1999, as we were in fiscal 1998. Apple has been very successful in marketing its newest addition to the company's line of computers - the iMac, a personal computer competitive with other lower priced models. Apple also appears to have a number of promising new products in the development pipeline. This could bode well for the company's long-term profit and earnings growth potential.
   We've also been pleased with performance of International Business Machines. IBM has shown us that traditional Internet companies won't be the only ones to benefit from the growth of the Internet. IBM is integrating the Internet into everything it does; their E-commerce business unit is growing rapidly.
   One factor included in our computer analysis is whether Wall Street analysts have raised earnings expectations for a stock. Sometimes this leads us to companies reported to be involved in mergers and/or acquisitions. One such company was Cardinal Health Inc., a Fortune 100 corporation and the nation's leading provider of services supporting health care. The market price of Cardinal Health reached a 52-week high of $831/4 on February 1999 amid rumors of the company taking over both the Enright Group of Richmond, VA, a pharmacy consulting firm and Pharmacists: PRN, a pharmacist staffing company based in Norwood, MA. Rumors were confirmed this spring when Cardinal officially announced it had acquired these companies. The Enright Group and Pharmacists:
PRN should help Cardinal expand its service offerings for pharmacists. We view this as a positive for the stock and think these two partners are important long-term additions for Cardinal.

for growth
of capital
    6

Outlook
The positioning of Social Awareness Fund's portfolio over the past fiscal year has helped it to benefit from U.S. economic growth while escaping the full impact of struggling international markets. Many of the companies in the portfolio generate the majority of their revenues from U.S. and/or European markets.
   Since no country can remain an island in the global economy we believe there could be some stock market volatility for the second half of fiscal 1999. We are confident that our quantitative investment strategy can endure the short-term effects of market volatility and ultimately reward patient long-term investors.
   The Dow's rise to 10,000 and then 11,000 may be a significant event in the history of that index. However, the occasion should not be viewed as the pinnacle of broad-based market success. Nor should it be viewed as clear evidence that the market is overpriced. We believe economic fundamentals and valuations are the best predictors of future success. In addition, we think that consistent, long-term performance is produced by a bottom-up, quantitative style of investing that systematically identifies undervalued stocks with above average earnings prospects.
   The current economic environment of low interest rates, strong, steady growth and low inflation provides fertile ground for long-term stock market growth. At this time we believe there is room for continued optimism for the stock market. And, we believe your Fund is well positioned to capitalize on any market strength for the remainder of fiscal 1999.

We are confident
that our
quantitative
investment
strategy can
endure the short
term effects of
market volatility
and ultimately
reward patient
long-term
investors.

                                                                      for growth
                                                                      of capital
                                                                           7

Performance Summary

SOCIAL AWARENESS FUND PERFORMANCE
--------------------------------------------------------------------------------
Average Annual Returns Through May 31, 1999

                                                      Lifetime        One Year
--------------------------------------------------------------------------------
Class A (Est. 2/24/97)
   Excluding Sales Charge                              +17.66%         +4.79%
   Including Sales Charge                              +14.62%         -1.21%
--------------------------------------------------------------------------------
Class B (Est. 2/24/97)
   Excluding Sales Charge                              +16.77%         +3.89%
   Including Sales Charge                              +15.67%         -1.11%
--------------------------------------------------------------------------------
Class C (Est. 2/24/97)
   Excluding Sales Charge                              +16.81%         +3.97%
   Including Sales Charge                              +16.81%         +2.97%

All performance includes reinvestment of distributions and applicable sales charges as described below. Return and share value will fluctuate so that shares when redeemed may be worth more or less than the original cost. Past performance is not a guarantee of future results. Performance for Class B and C shares excluding sales charges assumes either the investment was not redeemed or contingent sales charges did not apply.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If shares are redeemed within 12 months, a 1% contingent deferred sales charge applies.

Expense limitations were in effect for the periods shown. Performance would have been lower if the limitations were not in effect.

The average annual total return for the lifetime period and cumulative returns for the one-year and six-month periods ended May 31, 1999 for Social Awareness Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +17.96%, +5.03% and +8.84% respectively.

8 for growth of capital

Financial Statements
Delaware Group Equity Funds II, Inc. -
Social Awareness Fund
Statement of Net Assets
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
                                                           Number      Market
                                                        of Shares       Value
                                                       ----------  ----------
   COMMON STOCK - 96.99%
   Automobiles & Auto Parts - 0.23%
   PACCAR ............................................      3,900    $220,350
                                                                   ----------
                                                                      220,350
                                                                   ----------
   Banking, Finance & Insurance - 23.27%
   A.G. Edwards ......................................     20,955     704,612
   Allstate ..........................................     22,230     810,006
   American International Group ......................      8,300     948,794
   AmSouth Bancorporation ............................     15,305     434,265
   American Express ..................................      8,100     981,619
   BB&T ..............................................     10,000     365,000
   Bank One ..........................................      2,041     115,444
   Bankers Trust New York ............................      5,675     525,292
   Chase Manhattan ...................................     20,000   1,450,000
   Citigroup .........................................     18,635   1,234,569
   City National .....................................      7,905     311,259
   Comerica ..........................................      8,070     487,731
   Conseco ...........................................     14,900     455,381
   Dime Bancorp ......................................     40,300     821,112
   Fannie Mae ........................................     18,600   1,264,800
   Freddie Mac .......................................     10,500     612,281
   First American Financial ..........................     22,400     368,200
  *FIRSTPLUS Financial Group .........................     28,100      14,050
   First Union .......................................     23,690   1,091,221
   Hartford Financial Services .......................     17,800   1,125,850
   Hibernia ..........................................     28,100     400,425
   Marsh & McLennan ..................................      4,520     328,830
   Mellon Bank .......................................     13,440     479,640
   Metris ............................................     18,554   1,081,930
   Morgan Stanley Dean Witter ........................     14,000   1,351,000
   National City .....................................      4,712     311,876
   Old Republic International ........................     16,992     309,042
   PaineWebber Group .................................     13,905     653,535
   Reliance Group Holdings ...........................     24,980     248,239
   SLM Holding .......................................     13,902     576,933
   T. Rowe Price Associates ..........................      4,000     154,875
   Unionbancal Corporation ...........................     27,900   1,031,428
   Valley National Bancorp ...........................     32,550     913,434
   Washington Mutual .................................     16,093     614,551
                                                                   ----------
                                                                   22,577,224
                                                                   ----------
   Buildings & Materials - 0.49%
   Kaufman & Broad Home ..............................     19,700     475,263
                                                                   ----------
                                                                      475,263
                                                                   ----------
   Cable, Media & Publishing - 4.97%
   Dun and Bradstreet ................................     14,690     514,150
   Gannett ...........................................      8,860     640,135
   McGraw-Hill .......................................     14,800     767,750
   New York Times ....................................     21,970     749,726
   Omnicom Group .....................................      6,560     459,200

--------------------------------------------------------------------------------
                                                           Number      Market
                                                        of Shares       Value
                                                       ----------  ----------
   COMMON STOCK (Continued)
   Cable, Media & Publishing (Continued)
   R.H. Donnelley ....................................     16,938    $321,822
  *Snyder Communications .............................     12,000     293,250
   Time Warner .......................................      2,000     136,125
  *Valassis Communications ...........................     16,550     576,147
  *World Color Press .................................     14,300     364,650
                                                                   ----------
                                                                    4,822,955
                                                                   ----------
   Computers & Technology - 17.88%
  *Adaptec ...........................................      3,500     107,953
  *America Online ....................................      8,400   1,002,750
  *American Power Conversion .........................     14,420     560,577
   Apple Computer ....................................     22,800   1,003,912
  *BMC Software ......................................     11,800     582,994
  *Cisco Systems .....................................     12,700   1,383,903
   Compaq Computer ...................................     11,200     265,300
   Computer Associates International .................     28,800   1,362,600
  *Compuware .........................................     22,800     707,512
  *Dell Computer .....................................     53,200   1,830,412
   Deluxe ............................................     21,525     776,245
  *EMC ...............................................     18,800   1,872,950
  *Electronics Arts ..................................     12,800     625,600
   Keane .............................................      7,800     226,200
  *Lexmark International Group A .....................     10,000   1,361,250
  *Microsoft .........................................     45,600   3,680,775
                                                                   ----------
                                                                   17,350,933
                                                                   ----------
   Consumer Products - 3.06%
   Avon Products .....................................     10,230     505,746
   Clorox ............................................      2,690     271,522
   Gillette ..........................................     10,000     510,000
   Maytag ............................................     12,900     910,256
   Premark International .............................     10,300     368,869
   United Stationers .................................     21,400     402,588
                                                                   ----------
                                                                    2,968,981
                                                                   ----------
   Electronics & Electrical - 3.15%
   General Cable .....................................     27,200     413,100
  *Waters ............................................     13,300   1,311,713
  *Solectron .........................................     24,400   1,335,900
                                                                   ----------
                                                                    3,060,713
                                                                   ----------
   Energy - 1.89%
   Enron .............................................     12,800     913,600
   Helmerich & Payne .................................     14,800     345,025
   Tidewater .........................................     22,400     572,600
                                                                   ----------
                                                                    1,831,225
                                                                   ----------
   Food, Beverage & Tobacco - 4.24%
  *Agribrands International ..........................         80       2,795
   Flowers Industries ................................     33,480     744,930
   General Mills .....................................     11,000     884,125
   International Multifoods ..........................      1,000      22,000
                                                         for growth of capital 9

--------------------------------------------------------------------------------
                                                           Number      Market
                                                        of Shares       Value
                                                       ----------  ----------
   COMMON STOCK (Continued)
   Food, Beverage & Tobacco (Continued)
   Interstate Bakeries ...............................     20,850    $456,094
   McDonald's ........................................     12,600     485,100
   Quaker Oats .......................................     13,690     904,396
   Ralston-Purina Group ..............................      2,400      65,400
  *Suiza Foods .......................................     11,700     428,513
   Universal Foods ...................................      5,440     124,780
                                                                   ----------
                                                                    4,118,133
                                                                   ----------
   Healthcare & Pharmaceuticals - 9.23%
  *AmeriSource Health ................................     20,000     591,250
  *Amgen .............................................     26,000   1,645,312
   Bergen Brunswig ...................................     30,467     670,274
   C.R.Bard ..........................................     16,400     749,275
   Cardinal Health ...................................     13,448     811,923
   Eli Lilly .........................................      9,100     650,081
  *Health Management Associates ......................     42,300     549,900
  *Lincare Holdings ..................................      5,970     146,638
   McKesson ..........................................     21,559     734,353
   Medtronic .........................................     17,723   1,258,333
   Mylan Laboratories ................................     16,900     428,838
  *Rexall Sundown ....................................     42,400     720,800
                                                                   ----------
                                                                    8,956,977
                                                                   ----------
   Industrial Machinery - 1.72%
   Ingersoll-Rand ....................................     13,400     853,413
   Milacron ..........................................     10,100     215,256
   Tredegar Industries ...............................     27,800     595,963
                                                                   ----------
                                                                    1,664,632
                                                                   ----------
   Leisure, Lodging & Entertainment - 1.50%
  *Brinker International .............................     31,300     878,356
   Walt Disney .......................................     20,000     582,500
                                                                   ----------
                                                                    1,460,856
                                                                   ----------
   Metals & Mining - 0.41%
   Cleveland Cliffs Iron .............................     10,640     393,680
                                                                   ----------
                                                                      393,680
                                                                   ----------
   Packaging & Containers - 0.13%
  *Sealed Air ........................................      2,010     124,871
                                                                   ----------
                                                                      124,871
                                                                   ----------
   Retail - 8.51%
  *Dollar Tree Stores ................................     14,400     483,300
  *Federated Department Stores .......................     16,400     893,800
   Gap ...............................................     12,188     762,512
   Home Depot ........................................     22,700   1,291,063
   Jostens ...........................................     23,350     493,269
   Ross Stores .......................................     11,615     532,475
  *Safeway ...........................................     15,840     736,560
   TJX ...............................................     18,680     560,400
   Wal-Mart Stores ...................................     30,400   1,295,800
  *Zale's ............................................     31,300   1,207,006
                                                                   ----------
                                                                    8,256,185
                                                                   ----------

--------------------------------------------------------------------------------
                                                           Number      Market
                                                        of Shares       Value
                                                       ----------  ----------
   COMMON STOCK (Continued)
   Telecommunications - 11.90%
   Alltel ............................................     16,900  $1,211,519
   A T & T ...........................................     34,695   1,925,572
   Ameritech .........................................     13,500     888,469
   BellSouth .........................................     44,800   2,114,000
   Centurytel ........................................     18,750     718,359
  *MCI Worldcom ......................................     16,400   1,416,038
   SBC Communications ................................     16,250     830,781
  *Tellabs ...........................................     22,340   1,307,588
   US WEST Communications Group ......................     20,980   1,134,231
                                                                   ----------
                                                                   11,546,557
                                                                   ----------
   Textiles, Apparel & Furniture - 2.24%
   Newell Rubbermaid .................................      9,696     392,688
  *Tommy Hilfiger ....................................     12,700     953,294
   Westpoint Stevens .................................     26,200     828,575
                                                                   ----------
                                                                    2,174,557
                                                                   ----------
   Transportation & Shipping - 0.96%
  *AMR ...............................................      9,140     594,671
  *UAL ...............................................      5,040     338,940
                                                                   ----------
                                                                      933,611
                                                                   ----------
   Utilities - 1.21%
   OGE Energy ........................................     27,300     702,975
   Utilicorp United ..................................     18,900     471,319
                                                                   ----------
                                                                    1,174,294
                                                                   ----------
   Total Common Stock (cost $81,060,675) .............             94,111,997
                                                                   ----------

                                                        Principal
                                                           Amount
                                                        ---------
   REPURCHASE AGREEMENTS - 2.73%
   With Chase Manhattan 4.78% 06/01/99
     (dated 05/28/99, collateralized by $213,000
     U.S. Treasury Notes 6.25% due 02/28/02,
     market value $220,215 and $347,000
     U.S. Treasury Notes 7.50% due 05/15/02,
     market value $365,451 and $326,000
     U.S. Treasury Notes 5.50% due 02/28/03,
     market value $328,397) ..........................   $896,000     896,000
   With PaineWebber 4.78% 06/01/99
     (dated 05/28/99, collateralized by $347,000
     U.S. Treasury Notes 6.375% due 5/15/00,
     market value $351,488 and $347,000
     U.S. Treasury Notes 6.25% due 01/31/02,
     market value $359,776 and $179,000
     U.S. Treasury Notes 5.375% due 06/30/03,
     market value $181,137) ..........................    874,000     874,000
   With Prudential Securities 4.78% 06/01/99
     (dated 05/28/99, collateralized by $722,000
     U.S. Treasury Notes 15.75% due 11/15/01,
     market value $892,639) ..........................    874,000     874,000
                                                                   ----------
   Total Repurchase Agreements
     (cost $2,644,000) ...............................              2,644,000
                                                                   ----------

10 for growth of capital

--------------------------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES OWNED
   (cost $83,704,675) - 99.72% .................................   $96,755,997
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.28% ..................................       272,917
                                                                   -----------
NET ASSETS APPLICABLE TO 7,995,481 SHARES
   ($1.00 par value) OUTSTANDING - 100.00% .....................   $97,028,914
                                                                   ===========
NET ASSET VALUE - SOCIAL AWARENESS FUND A CLASS
   ($47,245,392 / 3,859,508 shares) ............................        $12.24
NET ASSET VALUE - SOCIAL AWARENESS FUND B CLASS                         ======
   ($39,334,334 / 3,268,643 shares) ............................        $12.03
NET ASSET VALUE - SOCIAL AWARENESS FUND C CLASS                         ======
   ($9,977,224 / 828,980 shares) ...............................        $12.04
NET ASSET VALUE - SOCIAL AWARENESS FUND INSTITUTIONAL CLASS             ======
   ($471,964 / 38,350 shares) ..................................        $12.31
                                                                        ======
----------------
* Non-income producing security for the period ended May 31, 1999.

COMPONENTS OF NET ASSETS AT MAY 31, 1999:
Common stock, $1.00 par value, 200,000,000 shares
   authorized to the Fund with 100,000,000 shares allocated to Social
   Awareness Fund A Class, 25,000,000 shares allocated to Social
   Awareness Fund B Class, 25,000,000 shares allocated to Social
   Awareness Fund C Class, and 50,000,000 shares allocated to Social
   Awareness Fund Institutional Class ..........................   $86,951,269
Accumulated net investment loss ................................      (317,006)
Accumulated net realized loss on investments ...................    (2,656,671)
Net unrealized appreciation of investments .....................    13,051,322
                                                                   -----------
Total net assets ...............................................   $97,028,914
                                                                   ===========

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   SOCIAL AWARENESS FUND A CLASS
Net asset value A Class (A) ....................................       $12.24
Sales charge (5.75% of offering price, or 6.13%
   of amount invested per share) (B) ...........................         0.75
                                                                       ------
Offering price .................................................       $12.99
                                                                       ======

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current Prospectus for purchases of $50,000 or more.

                             See accompanying notes

Delaware Group Equity Funds II, Inc. -
Social Awareness Fund
Statement of Operations
Six Months Ended May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends .............................................  $465,385
Interest ..............................................    68,767    $534,152
                                                         --------

EXPENSES:
Management fees .......................................   343,945
Distribution expense ..................................   276,157
Dividend disbursing and transfer agent
   fees and expenses ..................................   192,278
Registration fees .....................................    47,795
Reports and statements to shareholders ................    32,500
Accounting and administration .........................    20,631
Professional fees .....................................     7,800
Taxes (other than taxes on income) ....................     2,100
Directors' fees .......................................     1,099
Custodian fees ........................................     1,330
Other .................................................     2,860     928,495
                                                         --------
Less expenses absorbed or waived ......................               (75,852)
Less expenses paid indirectly .........................                (1,485)
                                                                   ----------
Total expenses ........................................               851,158
                                                                   ----------

NET INVESTMENT LOSS ...................................              (317,006)
                                                                   ----------

NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
Net realized loss on investments ......................            (1,421,865)
Net change in unrealized appreciation/depreciation
   of investments .....................................             8,455,677
                                                                   ----------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS .....................................             7,033,812
                                                                   ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS ....................................            $6,716,806
                                                                   ==========

                             See accompanying notes
                                                        for growth of capital 11

Delaware Group Equity Funds II, Inc. -
Social Awareness Fund
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
                                                      Six Months        Year
                                                         Ended          Ended
                                                        5/31/99       11/30/98
                                                      (Unaudited)
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment loss ..............................   $   (317,006) $   (104,394)
Net realized loss on investments .................     (1,421,865)   (1,234,223)
Net change in unrealized appreciation/depreciation
   of investments ................................      8,455,677     2,623,743
                                                     ------------  ------------
Net increase in net assets resulting
   from operations ...............................      6,716,806     1,285,126
                                                     ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments:
   A Class .......................................             --       (38,406)
   B Class .......................................             --       (30,948)
   C Class .......................................             --        (5,476)
   Institutional Class ...........................             --          (414)
                                                     ------------  ------------
                                                               --       (75,244)
                                                     ------------  ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   A Class .......................................     10,103,062    31,906,321
   B Class .......................................      9,322,547    24,847,840
   C Class .......................................      2,469,596     7,756,651
   Institutional Class ...........................        262,142       516,088

Netasset value of shares issued upon
   reinvestment of distributions from
   net realized gain on investments:
   A Class .......................................             --        35,864
   B Class .......................................             --        29,610
   C Class .......................................             --         5,197
   Institutional Class ...........................             --           414
                                                     ------------  ------------
                                                       22,157,347    65,097,985
                                                     ------------  ------------
Cost of shares repurchased:
   A Class .......................................     (5,117,334)   (3,123,666)
   B Class .......................................     (2,735,540)   (1,859,274)
   C Class .......................................     (1,885,125)     (390,664)
   Institutional Class ...........................       (199,369)     (274,168)
                                                     ------------  ------------
                                                       (9,937,368)   (5,647,772)
                                                     ------------  ------------
Increase in net assets derived from
   capital share transactions ....................     12,219,979    59,450,213
                                                     ------------  ------------

NET INCREASE IN NET ASSETS .......................     18,936,785    60,660,095

NET ASSETS:
Beginning of period ..............................     78,092,129    17,432,034
                                                     ------------  ------------
End of period ....................................   $ 97,028,914  $ 78,092,129
                                                     ============  ============


                             See accompanying notes

12 for growth of capital

Delaware Group Equity Funds II, Inc. -
Social Awareness Fund
Financial Highlights
--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                Social Awareness Fund A Class            Social Awareness Fund B Class
                                            ----------------------------------------  --------------------------------------
                                             Six Months      Year         2/25/97(2)  Six Months        Year       2/25/97(2)
                                               Ended        Ended           To          Ended          Ended          To
                                              5/31/99(1)   11/30/98      11/30/97      5/31/99(1)    11/30/98      11/30/97
                                            (Unaudited)                               (Unaudited)
Net asset value, beginning of period ......   $11.260       $10.330       $ 8.500       $11.120       $10.280       $ 8.500

Income (loss) from investment operations:
   Net investment income (loss)(3) ........    (0.019)        0.015         0.007        (0.064)       (0.066)       (0.044)
   Net realized and unrealized gain
     on investments .......................     0.999         0.955         1.823         0.974         0.946         1.824
                                              -------       -------       -------       -------       -------       -------
   Total from investment operations .......     0.980         0.970         1.830         0.910         0.880         1.780
                                              -------       -------       -------       -------       -------       -------

Less distributions:
   Distributions from net realized gain
     on investments .......................        --        (0.040)           --            --        (0.040)           --
                                              -------       -------       -------       -------       -------       -------
   Total distributions ....................        --        (0.040)           --            --        (0.040)           --
                                              -------       -------       -------       -------       -------       -------

Net asset value, end of period ............   $12.240       $11.260       $10.330       $12.030       $11.120       $10.280
                                              =======       =======       =======       =======       =======       =======

Total return(4) ...........................     8.61%         9.52%        21.53%         8.18%         8.60%        20.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)    $47,246       $38,858       $ 9,115       $39,334       $30,172       $ 6,919
   Ratio of expenses to average net assets      1.48%         1.45%         1.50%         2.23%         2.20%         2.20%
   Ratio of expenses to average net assets
   prior to expense limitation and expenses
   paid indirectly ........................     1.65%         1.56%         1.96%         2.40%         2.26%         2.66%
   Ratio of net investment income (loss)
   to average net assets ..................    (0.31%)        0.14%         0.38%        (1.06%)       (0.61%)       (0.32%)
   Ratio of net investment income (loss) to
   average net assets prior to expense
   limitation and expenses paid indirectly     (0.48%)        0.03%        (0.08%)       (1.23%)       (0.67%)       (0.78%)
   Portfolio turnover .....................       25%           22%           29%           25%           22%           29%

----------
(1) Ratios have been annualized and total return has not been annualized.
(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                        for growth of capital 13

--------------------------------------------------------------------------------
Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                       Social Awareness Fund C Class       Social Awareness Fund Institutional Class
                                                    -----------------------------------    -----------------------------------------
                                                     Six Months     Year      2/24/97(2)     Six Months      Year       2/25/97(2)
                                                       Ended       ended          To           Ended         ended           To
                                                     5/31/99(1)   11/30/98     11/30/97       5/31/99      11/30/98       11/30/97
                                                    (Unaudited)                             (Unaudited)
Net asset value, beginning of period .............    $11.120     $10.280       $8.500        $11.310      $10.350         $8.500

Income (loss) from investment operations:
   Net investment income (loss)(3) ...............     (0.063)     (0.068)      (0.044)        (0.004)       0.043          0.029
   Net realized and unrealized gain
    on investments ...............................      0.983       0.948        1.824          1.004        0.957          1.821
                                                      -------     -------       ------        -------      -------        -------
   Total from investment operations ..............      0.920       0.880        1.780          0.930        1.000          1.850
                                                      -------     -------       ------        -------      -------        -------
Less distributions:
   Distributions from net realized gain
    on investments ...............................          -      (0.040)           -              -       (0.040)             -
                                                      -------     -------       ------        -------      -------        -------
   Total distributions ...........................          -      (0.040)           -              -       (0.040)             -
                                                      -------     -------       ------        -------      -------        -------

Net asset value, end of period ...................    $12.040     $11.120      $10.280        $12.310      $11.310        $10.350
                                                      =======     =======      =======        =======      =======        =======
Total return(4) ..................................      8.27%       8.60%       20.94%          8.84%        9.70%         21.77%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) .......     $9,977      $8,683       $1,290           $472         $379           $107
   Ratio of expenses to average net assets .......      2.23%       2.20%        2.20%          1.23%        1.20%          1.20%
   Ratio of expenses to average net assets
    prior to expense limitation and expenses
    paid indirectly ..............................      2.40%       2.26%        2.66%          1.40%        1.26%          1.66%
   Ratio of net investment income (loss) to
    average net assets ...........................     (1.06%)     (0.61%)      (0.32%)        (0.06%)       0.39%          0.68%
   Ratio of net investment income (loss) to
    average net assets prior to expense limitation
    and expenses paid indirectly .................     (1.23%)     (0.67%)      (0.78%)        (0.23%)       0.33%          0.22%
   Portfolio turnover ............................        25%         22%          29%            25%          22%            29%


--------------------
(1) Ratios have been annualized and total return has not been annualized.

(2) Date of commencement of trading; ratios have been annualized and total return has not been annualized.

(3) The average shares outstanding method has been applied for per share information.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

14 for growth of capital

Delaware Group Equity Funds II, Inc. -
Social Awareness Fund
Notes to Financial Statements
May 31, 1999 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds II, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers five series, the Decatur Equity Income Fund, formally known as Decatur Income Fund, the Growth and Income Fund, formally known as the Decatur Total Return Fund, the Blue Chip Fund, the Social Awareness Fund and the Diversified Value Fund. These financial statements and related notes pertain to the Social Awareness Fund (the "Fund"). The Fund offers four classes of shares. The Social Awareness Fund A Class carries a front-end sales charge of 5.75%. The Social Awareness Fund B Class carries a back-end sales charge. The Social Awareness Fund C Class carries a level load deferred sales charge and the Social Awareness Fund Institutional Class has no sales charge.

The investment objective of the Fund is to achieve long-term capital appreciation. It seeks to achieve this objective by investing primarily in equity securities of medium to large-sized companies expected to grow over time that meet the Fund's "Social Criteria" strategy.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $1,055 for the period ended May 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. These credits were $430 for the period ended May 31, 1999. The expenses paid under the above arragements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly."

2. Investment Management and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, effective April 1, 1999 the Fund pays Delaware Management Company (DMC), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the average daily net assets in excess of $2,500 million. Prior to this, the annual fee was calculated at the rate of 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion. At May 31, 1999, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $47,808.

DMC has entered into a sub-advisory agreement with Vantage Investment Advisors, Inc., an affiliate of DMC, with respect to the management of the Fund. For the services provided to DMC, DMC pays the sub-adviser an annual fee which is calculated at the rate of 0.15% of average daily net assets averaging one year old or less, 0.20% of average daily net assets averaging two years or less, but greater than one year and 0.35% of average daily net assets averaging over two years old. The Fund does not pay any fees to the sub-adviser.

DMC has elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, extraordinary expenses and distribution expenses exceed 1.25% of average daily net assets of the Fund through July 31, 1999. Prior to February 1, 1999, the expense waiver was 1.20% of average daily net assets of the Fund.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At May 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $34,553.

                                                        for growth of capital 15

--------------------------------------------------------------------------------
Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Class. For the period from February 1, 1998 through July 31, 1999, DDLP has elected to waive its fees to ensure that annual fees received from A Class do not exceed 0.25% of the average daily net assets of A Class.

For the period ended May 31, 1999, DDLP earned $45,889 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments

During the period ended May 31, 1999, the Fund made purchases of $22,951,857 and sales of $10,755,478 of investment securities other than U.S. government securities and temporary cash investments.

The cost of investments for federal income tax purposes approximates cost for book purpose. At May 31,1999, the aggregate cost of securities was $83,704,675.

At May 31, 1999, net unrealized appreciation for federal income tax purposes aggregated $13,051,322 of which $18,885,425 related to unrealized appreciation of securities and $5,834,103 related to unrealized depreciation of securities.

4. Capital Stock

Transactions in capital stock shares were as follows:
                                                        Six Months      Year
                                                           Ended        Ended
                                                          5/31/99     11/30/98
                                                        ----------    --------
Shares sold:
   A Class .........................................      828,342     2,847,821
   B Class .........................................      781,930     2,213,593
   C Class .........................................      204,556       691,454
   Institutional Class .............................       20,979        48,074

Shares issued upon reinvestment of
   distributions from net realized gain
   on investments transactions:
   A Class .........................................            -         3,485
   B Class .........................................            -         2,897
   C Class .........................................            -           509
   Institutional Class .............................            -            40
                                                        ---------     ---------
                                                        1,835,807     5,807,873
                                                        ---------     ---------
Shares repurchased:
   A Class .........................................     (418,828)     (283,314)
   B Class .........................................     (227,470)     (175,560)
   C Class .........................................     (156,601)      (36,492)
   Institutional Class .............................      (16,111)      (24,987)
                                                        ---------     ---------
                                                         (819,010)     (520,353)
                                                        ---------     ---------

   Net increase ....................................    1,016,797     5,287,520
                                                        =========     =========
5. Lines of Credit

The Fund has a committed line of credit for $600,000. No amount was outstanding at May 31, 1999, or at any time during the fiscal year.

16 for growth of capital

Proxy Results
(Unaudited)
--------------------------------------------------------------------------------
For the six months ended May 31, 1999, The Delaware Group Equity Funds II, Inc. shareholders voted on the following proposals at the annual meeting of shareholders on March 17, 1999 or as adjourned. The description of each proposal and number of shares voted are as follows:

 1. To elect the Delaware Group Equity Funds II, Inc. Board of Directors.

                                                         Shares   Shares Voted
                                                         Voted      Withheld
                                                          For       Authority
                                                      ----------- ------------
   Jeffrey J. Nick....................                120,048,642  10,795,652
   Walter P. Babich...................                120,063,759  10,780,535
   John H. Durham.....................                120,200,558  10,643,736
   Anthony D. Knerr...................                120,239,747  10,604,547
   Ann R. Leven.......................                120,273,627  10,570,667
   Thomas F. Madison..................                120,229,855  10,614,439
   Charles E. Peck....................                120,200,223  10,644,071
   Wayne A. Stork.....................                120,203,878  10,640,416
   Jan L. Yeomans.....................                120,291,396  10,552,898

2. To approve the reclassification of the Social Awareness Fund investment objective from fundamental to non-fundamental.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,646,832      186,780        296,956

3. To approve standardized fundamental investment restrictions for the Social Awareness Fund (proposal involves separate votes on seven sub-proposals 3A-3G).

3A. To adopt a new fundamental investment restriction concerning concentration of the investments in the same industry.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,752,374      108,259        269,934

3B. To adopt a new fundamental investment restriction concerning borrowing money and issuing senior securities.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,723,648      124,728        282,192

3C. To adopt a new fundamental investment restriction concerning underwriting.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,734,091       96,185        300,292

3D. To adopt a new fundamental investment restriction concerning investments in real estate.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,732,025      106,479        292,063

3E. To adopt a new fundamental investment restriction concerning investments in commodities.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,722,723      114,664        293,180

3F. To adopt a new fundamental investment restriction concerning lending by the
    Fund.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,737,381      102,828        290,359

3G. To reclassify all current fundamental investment restrictions as non-fundamental.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    2,672,813      156,072        301,683

 4. To approve a new investment management agreement with Delaware Management Company for the Social Awareness Fund.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    3,396,637      108,086        291,155

 5. To approve a new sub-advisory agreement with Delaware Management Company for the Social Awareness Fund.
                       For         Against        Abstain
                   -----------    ---------      ---------
                    3,410,300       91,771        293,808

 6. To ratify the selection of Ernst & Young LLP, as the independent auditors for Delaware Group Equity Funds II, Inc.
                       For         Against        Abstain
                   -----------    ---------      ---------
                   119,683,560    1,112,584      10,048,147

 7. To approve the restructuring of the Delaware Group Equity Funds II, Inc. from a Maryland Corporation into a Delaware Business Trust.
                       For         Against        Abstain
                   -----------    ---------      ---------
                   102,472,943    3,703,745      8,483,875

Delaware investments family of funds


For Growth of Capital
Aggressive Growth Fund
Trend Fund
DelCap Fund
Small Cap Value Fund
U.S. Growth Fund
Growth Stock Fund
Tax-Efficient Equity Fund
Social Awareness Fund

For Total Return
Blue Chip Fund
Devon Fund
Decatur Equity Income Fund
Growth and Income Fund
REIT Fund
Delaware Balanced Fund

For International Diversification
Emerging Markets Fund
New Pacific Fund
Overseas Equity Fund
International Equity Fund
Global Equity Fund
Global Bond Fund

For Current Income
Delchester Fund
High-Yield Opportunities Fund
Extended Duration Bond Fund
Strategic Income Fund
Corporate Bond Fund
U.S. Government Fund
U.S. Government Securities Fund
Limited-Term Government Fund

For Tax-Exempt Income
National High Yield Municipal Bond Fund
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
State Tax-Free Funds*

Money Market Funds
Delaware Cash Reserve
Tax-Free Money Fund

Asset Allocation Funds
   Foundation Funds
   Growth Portfolio
   Balanced Portfolio
   Income Portfolio

* Available for the following states: Arizona, California, Colorado, Florida, Idaho, Iowa, Kansas, Minnesota, Missouri, North Dakota, New Jersey, New Mexico, New York, Ohio, Oregon, Pennsylvania, Utah, Washington, Wisconsin. Insured and intermediate bond funds are available in selected states.

funds

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Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

This Semi-Annual Report is for the information of Social Awareness Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Social Awareness Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Investment Manager
Delaware Management Company
Philadelphia, Pennsylvania

International Subadviser
Delaware International Advisers Ltd.
London, England

Subadviser
Vantage Investment Advisors
New York, New York

National Distributor
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

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For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE
INVESTMENTS
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Philadelphia o London

Printed in the USA
on recycled paper

(J4917)
SA-147 [5/99] PP7/99
(1883)